UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

Renaissance Home Equity Loan Trust 2006-4
(Exact name of issuing entity as specified in its charter)

Renaissance Mortgage Acceptance Corp.
(Exact name of depositor as specified in its charter)

Delta Funding Corporation
(Exact name of sponsor as specified in its charter)

Delaware	333-131637-03	52-2356399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Woodbury Road Woodbury, New York		11797
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (516) 364-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits

25.1          Statement of Eligibility of HSBC Bank USA, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	25.1	Statement of Eligibility of HSBC Bank USA, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 7, 2006

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:	/s/ Morris Kutcher
Name:	Morris Kutcher
Title:	Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
25.1	Statement of Eligibility of HSBC Bank USA, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

CONFORMED COPY

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER THE TRUST
INDENTURE ACT OF 1939 OF A CORPORATION
DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)

HSBC Bank USA, National Association
(Exact name of trustee as specified in its charter)

N/A	20-1177241
(Jurisdiction of incorporation	(I.R.S. Employer
or organization if not a U.S.	Identification No.)
national bank)

90 Christiana Road
New Castle, Delaware	19702
(Address of principal executive offices)	(Zip Code)

John J. Mazzarella, FVP
HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018-2706
Tel: (212) 525-1801
(Name, address and telephone number of agent for service)

Renaissance Mortgage Acceptance Corp.
(Exact name of obligor as specified in its charter)

Delaware	52-2356399
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

1000 Woodbury Road
Woodbury, New York	11797
(Address of principal executive offices)	(Zip Code)

Asset Backed Notes Series 2006-4
(Title of Indenture Securities)

General
Item 1. General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervisory
authority to which it is subject.

Comptroller of the Currency, New York, NY.

Federal Deposit Insurance Corporation, Washington, D.C.

Board of Governors of the Federal Reserve System,
Washington, D.C.

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe
each such affiliation.

None

Item 3-15. Not Applicable

Item 16. List of Exhibits

Exhibit

T1A(i)	(1)	Copy of the Articles of Association of HSBC Bank USA, National Association.

T1A(ii)	(1)	Certificate of the Comptroller of the Currency dated July 1, 2004 as to the authority of HSBC Bank USA, National Association to commence business.

T1A(iii)	(2)	Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)	(1)	Copy of the existing By-Laws of HSBC Bank USA, National Association.

T1A(v)		Not applicable.

T1A(vi)	(2)	Consent of HSBC Bank USA, National Association required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)		Copy of the latest report of condition of the trustee (September 30, 2006), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)		Not applicable.

T1A(ix)		Not applicable.

(1)	Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
(2)	Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-125197 and incorporated herein by reference thereto.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 6th day of December, 2006.

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Susie Moy
Susie Moy
Vice President

Exhibit T1A (vii)

Federal Financial Institutions Examination Council
Board of Governors of the Federal Reserve System
OMB Number: 7100-0036
Federal Deposit Insurance Corporation
OMB Number: 3064-0052
Office of the Comptroller of the Currency
OMB Number: 1557-0081
Expires March 31, 2009

Please refer to page i, Table of Contents, for the required disclosure of estimated burden.

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices—FFIEC 031

Report at the close of business September 30, 2006

This report is required by law; 12 U.S.C. §324 (State member banks); 12 U.S.C. § 1817 (State nonmember banks); and 12 U.S.C. §161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,     Clive Bucknall, Controller
Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

/s/ Joseph R. Simpson
Signature of Officer Authorized to Sign Report

11/03/06
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Sal H. Alfieri  Director
(Trustee)

/s/ Bernard J. Kennedy Director
(Trustee)

/s/ Martin Glynn  Director
(Trustee)

Submission of Reports

Each Bank must prepare its Reports of Condition and Income either:

(a)  in electronic form and then file the computer data file directly with the banking agencies’ collection agent, Electronic Data System Corporation (EDS), by modem or computer diskette; or

b)       in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank’s computer data file to EDS.

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.

FDIC Certificate Number	5	7	8	9	0
(RCRI 9030)

http://WWW.BANKING.US.HSBC.COM Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) (Example: www.examplebank.com)	HSBC Bank USA, NATIONAL ASSOCIATION Legal Title of Bank (TEXT 9010) Wilmington City (TEXT 9130) DE 19801 State Abbrev. (TEXT 9200) ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA, National Association of Buffalo
Name of Bank City

in the state of New York, at the close of business September 30, 2006

ASSETS
		Thousands of dollars
Cash and balances due from depository institutions:
a. Non-interest-bearing balances currency and coin		3,672,570.00
b. Interest-bearing balances		2,599,612
Held-to-maturity securities		2,881,598
Available-for-sale securities		19,647,523
Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices		3,041,000
b. Securities purchased under agreements to resell		11,636,257
Loans and lease financing receivables:
Loans and leases held for sale		4,881,725
Loans and leases net of unearned income	$ 85,016,401
LESS: Allowance for loan and lease losses	883,837
Loans and lease, net of unearned income, allowance, and reserve		$ 84,132,564
Trading assets		25,250,883
Premises and fixed assets		525,791
Other real estate owned		46,294
Investments in unconsolidated subsidiaries		312,412
Customers' liability to this bank on acceptances outstanding		NA
Intangible assets: Goodwill		2,089,872
Intangible assets: Other intangible assets		507,518
Other assets		5,406,148
Total assets		166,631,767

LIABILITIES

Deposits:
In domestic offices		74,371,866
Non-interest-bearing	12,618,996
Interest-bearing	61,752,870
In foreign offices		27,091,843
Non-interest-bearing	840,926
Interest-bearing	26,250,917

Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased in domestic offices		73,260
b. Securities sold under agreements to repurchase		2,399,323

Trading Liabilities		15,073,038
Other borrowed money		24,680,428
Bank's liability on acceptances		NA
Subordinated notes and debentures		4,192,495
Other liabilities		6,689,314
Total liabilities		154,571,567
Minority Interests in consolidated Subsidiaries		257
EQUITY CAPITAL

Perpetual preferred stock and related surplus		0
Common Stock		2,000
Surplus		10,127,972
Retained earnings		2,137,833
Accumulated other comprehensive income		-207,862
Other equity capital components		0
Total equity capital		12,059,943
Total liabilities, minority interests and equity capital		166,631,767